Fees Summary	Aug. 06, 2025 USD ($)
Fees Summary [Line Items]
Total Offering	$ 3,250,000,000
Previously Paid Amount	0
Total Fee Amount	$ 497,575
Narrative Disclosure	The prospectus supplement to which this Exhibit is attached is a final prospectus for the related offering. The maximum aggregate offering price of that offering is $3,250,000,000.
Net Fee	$ 497,575
Narrative - Max Aggregate Offering Price	$ 3,250,000,000
Final Prospectus	true